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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) March 6, 2002
                                                          -------------

                                  DYNATEM, INC.
                                  -------------
             (Exact name of Registrant as specified in its charter)

      California                   0-16250              95-3627099
      ----------                   -------              ----------
(State or other jurisdiction       (Commission          (IRS Employer
of incorporation)                  File Number)         Identification Number)




             23263 Madero, Suite C, Mission Viejo, California 92691
             ------------------------------------------------------
                  (Address of principal executive offices)

       Registrant's telephone number, including area code: (949) 855-3235
                                                           --------------



         ----------------------------------------------------------------
          (Former name or former address, if changed since last report)


                                                                     Page 1 of 5
                                                         Exhibit Index on Page 4

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ITEM 4.        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
------         ---------------------------------------------

      (1)      Previous Independent Accountants
               --------------------------------

               (i) On March 6, 2002, Corbin & Wertz resigned as the independent accountants for Dynatem, Inc. (the "Company").

               (ii) Neither of the reports of Corbin & Wertz on the Company's financial statements for the two most recent fiscal years contained an adverse opinion or a disclaimer of opinion, nor was either such report qualified or modified as to uncertainty, audit scope or accounting principles.

                       (1) During the Company's two most recent fiscal years and through March 6, 2002, there were no disagreements with Corbin & Wertz on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Corbin & Wertz, would have caused them to make a reference thereto in their report on the financial statements for such years.

                       (2) During the Company's two most recent fiscal years and through March 6, 2002, there have been no reportable events (as defined in Regulation S-B Item 304(a)(1)(iv)(B)).

               (iii) The Company has requested that Corbin & Wertz furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Corbin & Wertz agrees with the above statements. A copy of such letter, dated March 6, 2002, is filed as Exhibit 16 to this Form 8-K.

      (2) The Company engaged Squar, Milner, Reehl & Williamson LLP as its new independent accountants as of March 6, 2002.

      (3) During the Company's two most recent fiscal years and through March 6, 2002, neither the Company, nor anyone on its behalf, consulted with Squar, Milner, Reehl & Williamson LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or any matter that was either a subject of disagreement (as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instructions to that
Item) or a reportable event (as described in Item 304(a)(1)(iv)(B) of Regulation S-B).

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS
------         ---------------------------------

              (a)      Financial statements of businesses acquired.
                       None

              (b)      Pro forma financial information.
                       None

              (c)      Exhibits

                       16    Letter regarding change in certifying accountant.





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                                                         Exhibit Index on Page 4

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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     DYNATEM, INC.



Date: March 6, 2002                                  By: /s/ Michael Horan
                                                         -----------------
                                                          Michael Horan
                                                          President


                                                                     Page 3 of 5
                                                         Exhibit Index on Page 4

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                                  EXHIBIT INDEX
                                  -------------

     Exhibit                                                          Sequential
     Number                                                          Page Number
     -------                                                         -----------

     16       Letter regarding change in certifying accountant.           4




                                                                     Page 4 of 5
                                                         Exhibit Index on Page 4